Dear Valued Customer:

During 2005, Mother Nature left many destructive marks on our world, with a record setting hurricane season that culminated in one of the most devastating natural disasters ever to hit our nation. Our hearts go out to the families affected by Hurricane Katrina and the many other storms that challenged the resolve of our nation’s Southern citizens.

Nature’s fury, as well as continued federal interest rate hikes and high energy prices were among many factors that caused major market indexes to end the year on a relatively flat note. With many of these same economic factors still in play going into 2006, the market promises once again to be as unpredictable as the weather. As always, your registered representative is ready as a resource if you need advice or assistance as you pursue your investment plan.

Inside this book you will find annual reports dated December 31, 2005, for the 33 investment subaccounts available through your Kansas City Life Century II variable contract.

Please call your registered representative or Kansas City Life at 1-800-616-3670 if you have questions about the Annual Report of Funds or your Century II variable contract. You can also access information about your Century II variable contract(s) at www.kclife.com.

For more than 110 years Kansas City Life has remained committed to helping customers build a financially sound future for themselves and their families. We appreciate your business and thank you for the trust you have placed in us.

Sincerely,

R. Philip Bixby, President, CEO and Chairman
Kansas City Life Insurance Company

Kansas City Life’s Century II Variable Product Series is

distributed through Sunset Financial Services Inc.,

3520 Broadway, Kansas City, MO 64111; (816) 753-7000; Member NASD/SIPC